UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

SILVER SPRING NETWORKS, INC.

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Silver Spring Networks, Inc. sent the communications below to certain of its customers and partners on September 18, 2017.

September 18, 2017

Dear Valued Customer,

I am reaching out to you regarding some exciting news about Silver Spring Networks. This morning, we announced an agreement under which Silver Spring will be acquired by Itron, a world-leading technology and services company dedicated to the resourceful use of energy and water. Upon closing, we fully expect this strong combination of engineering talent, technology and deep data domain expertise to provide significant benefits to all of our stakeholders, including greater innovation and support for our customers. A press release about this announcement is attached.

Silver Spring has always put our valued customers first, and that won’t change. Combining with Itron will strengthen our ability to provide you with industry-leading solutions tailored for the fast growing smart grid, smart city and broader IoT segments. We look forward to sharing our integrated product portfolio and will keep you updated on how our expanded suite of technologies will provide you with even greater value.

The deal is expected to close in late 2017 or early 2018, subject to regulatory approvals and customary closing conditions. Until that time, Silver Spring and Itron will continue to operate as separate and independent companies and you should not expect any changes to our relationship or how you do business with Silver Spring. Silver Spring expects that, once the deal closes and it combines with Itron, we will honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

As always, we greatly appreciate your support and look forward to continuing our relationship with you. Your contacts at Silver Spring will remain the same through the transition leading up to the closing of the deal; we will be sure to keep you informed as we work toward completing the deal and planning for the integration of our two companies. If you have additional questions, please don’t hesitate to reach out to us.

Sincerely,

Michael Bell

Chief Executive Officer

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

September 18, 2017

Dear Valued Partner,

I am reaching out to you regarding some exciting news about Silver Spring Networks. This morning, we announced an agreement under which Silver Spring will be acquired by Itron, a world-leading technology and services company dedicated to the resourceful use of energy and water. Upon closing, we fully expect this strong combination of engineering talent, technology and deep data domain expertise to provide significant benefits to all of our stakeholders, including greater innovation and support for our partners. A press release about this announcement is attached.

Silver Spring has always put our valued partners first, and that won’t change. Combining with Itron will strengthen our ability to expand our partner ecosystem and accelerate the time-to-market of new industry-leading solutions tailored for the fast-growing smart grid, smart city and broader IoT segments.

The deal is expected to close in late 2017 or early 2018, subject to regulatory approvals and customary closing conditions. Until that time, Silver Spring and Itron will continue to operate as separate and independent companies and you should not expect any changes to our relationship or how you do business with Silver Spring. Silver Spring expects that, once the deal closes and it combines with Itron, we will honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

As always, we greatly appreciate your support and look forward to continuing our relationship with you. Your contacts at Silver Spring will remain the same through the transition leading up to the closing of the deal; we will be sure to keep you informed as we work toward completing the deal and planning for the integration of our two companies. If you have additional questions, please don’t hesitate to reach out to us.

Sincerely,

Michael Bell

Chief Executive Officer

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

FAQ

1.	What was announced today?

•	Silver Spring Networks has entered into an agreement with Itron to combine our two companies.

•	Under the agreement, Itron will acquire all of the outstanding shares of Silver Spring for $16.25 per share in cash, or approximately $830 million, net of $118 million of Silver Spring’s cash.

•	Bringing our two companies together will combine our talented engineering team and proven capabilities with Itron’s operational strengths, positioning us well in the fast growing critical infrastructure space.

2.	Why is now the right time for Silver Spring to combine with Itron?

•	Since our founding, Silver Spring has helped set the pace of IoT innovation.

•	By combining with Itron, we will be able to offer end-to-end solutions for our customers and provide even greater value for utilities, cities, and the broader industrial IoT.

•	Further, this combination accelerates our goals to expand our international footprint and deepen our relationships with utilities and new IoT verticals.

3.	What does this mean for Silver Spring customers?

•	Silver Spring has always put our valued customers and partners first, and that won’t change.

•	Combining with Itron will strengthen our ability to provide you with industry-leading solutions tailored for the fast growing smart grid, smart city and broader IoT segments.

•	Importantly, Silver Spring and Itron intend to honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

•	We look forward to sharing our integrated product portfolio and will keep you updated on how our expanded suite of technologies will provide you with even greater value.

4.	Will the contracts or agreements I have with Silver Spring change?

•	Silver Spring and Itron intend to honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

•	We continue to place the utmost importance on maintaining our deep customer relationships, and we greatly value our partnership with you.

5.	How can I learn more about Itron?

•	You can find more information about Itron on their website.

6.	Who do I contact with questions? Where can I find more information?

•	Your contacts at Silver Spring will remain the same, and we will be sure to keep you informed as we work toward completing the combination and planning for the integration of our two companies.

•	If you have additional questions, please don’t hesitate to reach out to us.

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward-looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Additional Information and Where to Find It

This communication relates to the proposed merger transaction in which Itron will acquire Silver Spring. In connection with the proposed transaction, Itron and Silver Spring intend to file relevant materials with the SEC, including Silver Spring’s proxy statement on Schedule 14A. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities and is not a substitute for the proxy statement or any other document that Silver Spring may file with the SEC or send to its stockholders. Following the filing of the definitive proxy statement with the SEC, Silver Spring will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Silver Spring special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SILVER SPRING ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THESE OTHER MATERIALS IN THEIR ENTIRETY (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ITRON, SILVER SPRING AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by Silver Spring with the SEC may be obtained free of charge at Silver Spring’s website www.ssni.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Silver Spring by requesting them by mail at Silver Spring, 230 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations, or by telephone at Silver Spring (669) 770-4333. The documents filed by Itron with the SEC may be obtained free of charge at Itron’s website at www.itron.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Itron by requesting them by mail at 2111 N Molter Road, Liberty Lake, Washington 99019, Attention: Investor Relations, or by telephone at (509) 891-3283.

Certain Participants in the Solicitation

Itron, Silver Spring and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Silver Spring in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Silver Spring’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in Silver Spring’s definitive proxy statement when it is filed with the SEC. Information regarding Silver Spring’s directors and executive officers and their ownership of Silver Spring’s securities is set forth in the definitive proxy statement for Silver Spring’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2017, and its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016, which was filed with the SEC on March 10, 2017. To the extent holdings of such participants in Silver Spring’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.